Exhibit 99.1

Zynex Announces Steven Dyson as New CEO

Englewood, CO – June 30, 2025 – Zynex, Inc. (NASDAQ: ZYXI), an innovative medical technology company specializing in noninvasive medical devices for pain management, rehabilitation, and patient monitoring, today announced the appointment of Steven Dyson as Chief Executive Officer. His employment will begin on August 18, 2025.

Thomas Sandgaard, Founder of Zynex and Chairman of the Board since the company’s inception in 1996, will remain actively involved as Chairman and Chair of the Board’s Technology Committee.

Steven brings over 25 years of experience in the medical technology sector, primarily through his leadership at Apax, a global private equity firm. He has played a key role in acquiring, growing, and exiting numerous healthcare and medtech companies around the world. His board and transaction experience includes companies such as KCI (San Antonio, TX), Rodenstock (Germany), Healthium Medtech (India), Unilabs (Switzerland), and Neuraxpharm (Spain).

Steven will operate from the Zynex headquarters in Englewood, Colorado, while maintaining a residence in London, England. He holds a B.A. from Oxford University and a Ph.D. from Cambridge University.

“I am excited to step back from day-to-day operations and continue contributing as Chairman,” said Thomas Sandgaard. “Steven brings deep expertise and a proven track record in the medical sector. His leadership will be instrumental as we refocus our business strategy toward a more optimized payer mix and work to return Zynex to a strong growth trajectory.”

Newly appointed CEO Steven Dyson added, “I’m honored to join the Zynex team at this exciting time in the Company’s history and to have the opportunity to lead the Company back to a strong growth trajectory. Zynex’s strong foundation, built by Thomas over many years, provides an excellent platform to deliver exceptional value for all our stakeholders "

Safe Harbor Statement

This press release contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995, as amended. our results of operations and the plans, strategies and objectives for future operations; the timing and scope of any potential stock repurchase; and other similar statements.

Words such as "anticipate," "believe," "continue," "could," "designed," "endeavor," "estimate," "expect," "intend," "may," "might," "plan," "potential," "predict," "project," "seek," "should," "target," "preliminary," "will," "would" and similar expressions are intended to identify forward-looking statements. The express or implied forward-looking statements included in this press release are only predictions and are subject to a number of risks, uncertainties and assumptions. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. The Company makes no express or implied representation or warranty as to the completeness of forward-looking statements or, in the case of projections, as to their attainability or the accuracy and completeness of the assumptions from which they are derived. Factors that could cause actual results to materially differ from forward-looking statements include, but are not limited to, the need to obtain CE marking of new products; the acceptance of new products as well as existing products by doctors and hospitals, larger competitors with greater financial resources; the need to keep pace with technological changes; our dependence on the reimbursement for our products from health insurance companies; our dependence on first party manufacturers to produce our products on time and to our specifications' implementation of our sales strategy including a strong direct sales force, the impact of COVID-19 on the global economy; market conditions; the timing, scope and possibility that the repurchase program may be suspended or discontinued; economic factors, such as interest rate fluctuations; and other risks described in our filings with the Securities and Exchange Commission.

These and other risks are described in our filings with the Securities and Exchange Commission including but not limited to, our Annual Report on Form 10-K for the year ended December 31, 2024, as well as our quarterly reports on Form 10-Q and current reports on Form 8-K. Any forward-looking statements contained in this press release represent Zynex's views only as of today and should not be relied upon as representing its views as of any subsequent date. Zynex explicitly disclaims any obligation to update any forward-looking statements, except to the extent required by law.

About Zynex, Inc.

Zynex, founded in 1996, develops, manufactures, markets, and sells medical devices used for pain management and rehabilitation as well as non-invasive fluid, sepsis, and laser-based pulse oximetry monitoring systems for use in hospitals. For additional information, please visit: www.zynex.com.

Investor Relations Contact:
Dan Moorhead, CFO

ir@zynex.com